UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 27, 2009

Skinny Nutritional Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-51313

Nevada	88-0314792
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Three Bala Plaza East, Suite 101
Bala Cynwyd, PA 19004
(Address and zip code of principal executive offices)

(610) 784-2000
(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On October 27, 2009, Skinny Nutritional Corp. (the “Registrant”) dismissed Connolly, Grady & Cha, P.C. (“CGC”) as the Registrant’s independent registered public accounting firm and engaged Marcum, LLP (“Marcum”) as its new independent registered public accounting firm for the fiscal year ending December 31, 2009. The Registrant’s decision to change its independent registered public accounting firm was the result of a competitive bidding process. The decision to dismiss CGC and engage Marcum was made and approved by the Board of Directors of the Registrant. As the Registrant’s Board of Directors currently consists of four persons, it has not formally constituted an audit committee. Accordingly, the Board of Directors acts as a whole with respect to matters which might otherwise be acted upon by an audit committee.

The reports of CGC on the financial statements of the Registrant for each of the past two fiscal years, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle other than (i) to contain an explanatory paragraph as to the Registrant’s ability to continue as a going concern and (ii) the report of CGC on the Registrant’s financial statements for the year ended December 31, 2007, dated April 14, 2008, included an explanatory paragraph stating that the Registrant did not value its stock options and warrants as described by generally accepted accounting principles.  Subsequently, as reported on a Current Report on Form 8-K filed on March 31, 2009, the Registrant determined that a restatement of its annual report on Form 10-KSB for the year ended December 31, 2007 was necessary in order to properly report, among other matters, the stock compensation expense that the Registrant incurred in fiscal 2007 relating to employee stock options and other warrants. On April 1, 2009, the Registrant filed an amendment to its annual report on Form 10-KSB for the year ended December 31, 2007 to restate its consolidated financial statements and related financial information to address this issue.

During the Registrant’s two most recent fiscal years and through October 27, 2009, there have been no disagreements with CGC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of CGC would have caused them to make reference thereto in their reports on the financial statements of the Registrant for such years. During the Registrant’s two most recent fiscal years and through October 27, 2009, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Prior to the engagement of Marcum, neither the Registrant nor someone on behalf of the Registrant had consulted with Marcum during the Registrant’s two most recent fiscal years and through the date of this report in any matter regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that Marcum concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (B) the subject of either a disagreement or a reportable event defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

The Registrant has requested that CGC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter, dated October 30, 2009, is filed as Exhibit 16.1 to this Form 8-K. In addition, the Registrant issued a press release on November 2, 2009 regarding this event, which press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Title or Description
16.1	Letter from Connolly, Grady & Cha, P.C. to the Registrant filed with the Securities and Exchange Commission dated October 30, 2009.

99.1	Press Release dated November 2, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Skinny Nutritional Corp.

By: /s/ Donald J. McDonald
Name: Donald J. McDonald
Title: Chief Financial Officer
Date: November 2, 2009

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Connolly, Grady & Cha, P.C. to the Registrant filed with the Securities and Exchange Commission dated October 30, 2009.
99.1	Press Release dated November 2, 2009